SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 12, 2003
                                                 -----------------

                     NATIONAL PENN BANCSHARES, INC.
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           (Exact name of registrant as specified in its charter)


       Pennsylvania                0-10957           23-2215075
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 (State or other jurisdiction    (Commission     (I.R.S. Employer
   of incorporation)            File Number)    Identification No.)


Philadelphia and Reading Avenues, Boyertown, PA         19512
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    (Address of principal executive office)         (Zip Code)


Registrant's telephone number, including area code  (610) 367-6001


                                       N/A
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          (Former name or former address, if changed since last report)











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Item 5.  Other Events.
----------------------

         As previously reported, on April 30, 2003, National Penn Bancshares, Inc. ("National Penn"), National Penn Bank and HomeTowne Heritage Bank entered into an Agreement and Plan of Merger (the "Agreement") providing, among other things, for the merger of HomeTowne Heritage Bank, a $165 million bank headquartered in Intercourse, Pennsylvania, in a two-step merger transaction, with and into National Penn Bank, with National Penn Bank surviving the merger.

         On December 12, 2003, National Penn and HomeTowne Heritage Bank completed the first step of the merger by merging an interim bank newly formed by National Penn for this purpose with and into HomeTowne Heritage Bank, with HomeTowne Heritage Bank surviving such merger as a wholly-owned subsidiary of National Penn. Prior to the merger, National Penn was a one-bank holding company with total assets of $3.2 billion, operating 63 community offices through its ownership of National Penn Bank. As a result of the first step of the merger, National Penn became a two-bank holding company, with assets of $3.4 billion, operating an addition three community offices in southeastern Pennsylvania through its new ownership of HomeTowne Heritage Bank.

         Immediately prior to completion of the first step of the merger, there were 2,823,557 shares of HomeTowne Heritage Bank common stock issued and outstanding. When the merger became effective, each outstanding share of HomeTowne Heritage Bank common stock was automatically converted into the right to receive $13.697 in cash. On the effective date of the merger, the last reported sale price of National Penn common stock, as reported on the National Market tier of The Nasdaq Stock Market, was $33.15 per share. National Penn will account for the merger under the purchase method of accounting. The transaction resulted in the recording of approximately $24 million of goodwill and other intangibles.

         Immediately prior to the merger, there were stock options outstanding and exercisable for 808,776 shares of HomeTowne Heritage Bank common stock. When the merger became effective, each such option was automatically converted into a substitute stock option for National Penn common stock, with the number of shares and the per share exercise price adjusted pursuant to the terms of the Agreement, resulting in the issuance of stock options exercisable for 334,172 shares of National Penn common stock with an average exercise price of $12.10, $19.22 or $20.25 per share. Otherwise, the substitute stock options were issued on the same terms and conditions as the converted HomeTowne Heritage Bank options.

         On December 15, 2003, National Penn completed the second step of the merger, by merging HomeTowne Heritage Bank into National Penn Bank, with National Penn Bank surviving such merger. As a result of the second step of the merger, National Penn became a one-bank holding company, operating 66 community offices in southeastern Pennsylvania through National Penn Bank (including its FirstService Bank Division and HomeTowne Heritage Bank Division discussed herein).





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         Upon  closing  of the second  step of the  merger,  National  Penn Bank established the HomeTowne Heritage Bank Division. National Penn Bank's existing office in New Holland, Lancaster County, Pennsylvania became an office of the new division.

         The articles of association and bylaws of National Penn Bank remain the same as those in effect immediately prior to the merger. The Boards of Directors and executive officers of National Penn and National Penn Bank remain the same as those in office immediately prior to the merger, except that, as provided in the Agreement:

         * Lesley K. Witmer, a former HomeTowne Heritage Bank director, became an additional director of National Penn Bank; and

         * William K. Poole became President and Chief Executive Officer of the HomeTowne Heritage Bank Division of National Penn Bank.

         As provided in the Agreement, on December 15, 2003, National Penn Bank established the "HomeTowne Heritage Bank Division Board of Directors," consisting of all former HomeTowne Heritage Bank directors and two National Penn executive officers. In accordance with National Penn's corporate governance procedures and guidelines, the HomeTowne Heritage Bank Division Board of Directors will have authority to add additional members from time to time.

         The foregoing summary of the merger does not purport to be complete and
is  qualified  in  its  entirety  by  reference  to  the  Agreement,   which  is
incorporated by reference herein as Exhibit 2.1.

Item 7.  Financial Statements and Exhibits.
-------------------------------------------

(c) Exhibits.
    ---------

         2.1 Agreement and Plan of Merger dated April 30, 2003, by and among National Penn Bancshares, Inc., National Penn Bank and HomeTowne Heritage Bank. (Schedules are omitted pursuant to Regulation S-K, Item 601(b)(2); National Penn agrees to furnish a copy of such schedules to the Securities and Exchange Commission upon request.) (Incorporated by reference to Exhibit 2.1 to National Penn's Current Report on Form 8-K dated April 23, 2003.)

         2.2 Form of Letter Agreement between National Penn Bancshares, Inc. and directors of HomeTowne Heritage Bank concerning voting for approval of merger. (Incorporated by reference to Exhibit 2.2 to National Penn's Current Report on Form 8-K dated April 23, 2003.)

         99 Press Release of National Penn Bancshares, Inc. and HomeTowne Heritage Bank dated December 12, 2003 (filed pursuant to Item 9 of Form 8-K).



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Item 9.  Regulation FD Disclosure.
----------------------------------

         On December 12, 2003, National Penn and HomeTowne Heritage Bank issued a press release concerning closing of National Penn's acquisition of HomeTowne Heritage Bank (discussed at Item 5 hereof). This press release is filed herein, as part of this Item 9, as Exhibit 99.














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                                    SIGNATURE
                                    ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NATIONAL PENN BANCSHARES, INC.


                                           By /s/ Wayne R. Weidner
                                              ---------------------------
                                             Name: Wayne R. Weidner
                                             Title: Chairman and
                                                    Chief Executive Officer


Dated: December 19, 2003



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                                  EXHIBIT INDEX
                                  -------------

Exhibit Number                              Description
--------------                              -----------

         2.1 Agreement and Plan of Merger dated April 30, 2003, by and among National Penn Bancshares, Inc., National Penn Bank and HomeTowne Heritage Bank. (Schedules are omitted pursuant to Regulation S-K, Item 601(b)(2); National Penn agrees to furnish a copy of such schedules to the Securities and Exchange Commission upon request.) (Incorporated by reference to Exhibit 2.1 to National Penn's Current Report on Form 8-K dated April 23, 2003.)

         2.2 Form of Letter Agreement between National Penn Bancshares, Inc. and directors of HomeTowne Heritage Bank concerning voting for approval of merger. (Incorporated by reference to Exhibit 2.2 to National Penn's Current Report on Form 8-K dated April 23, 2003.)

         99 Press Release of National Penn Bancshares, Inc. and HomeTowne Heritage Bank dated December 12, 2003 (filed pursuant to Item 9 of Form 8-K).






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